SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

HOMEOWNERS CHOICE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING

AND PROXY STATEMENT

2009

April 24, 2009

TO OUR SHAREHOLDERS:

You are cordially invited to attend our 2009 Annual Shareholders’ Meeting, which will be held at the Westin Tampa Bay Airport Hotel, 7627 West Courtney Campbell Causeway, Tampa, Florida 33607, on Thursday, May 21, 2009 at 3:00 p.m., local time.

This meeting will be the first Homeowners Choice, Inc. Annual Shareholders’ Meeting since it became a publicly-held company. We look forward to reporting to you and discussing with you our achievements during the past year, the challenges we face, and our plans for the future.

Please read these materials carefully. Also, please sign and return the accompanying proxy card, or follow the instructions on the card for voting by telephone or Internet. That way, your shares will be voted as you direct even if you can’t attend the meeting.

Paresh Patel	Francis X, McCahill
Chairman of the Board	Chief Executive Officer

2340 DREW STREET, SUITE 200

CLEARWATER, FLORIDA 33765

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF HOMEOWNERS CHOICE, INC.:

TIME:	3:00 p.m., local time, on Thursday, May 21, 2009

PLACE:	The Westin Tampa Bay Airport Hotel
7627 West Courtney Campbell Causeway Tampa, Florida 33607

ITEMS OF
BUSINESS:	1.	To elect directors; and

	2.	To transact such other business that may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE		You can vote only if you were a shareholder of record on April 16, 2009.

ANNUAL REPORT		Our 2008 Annual Report to Shareholders, which is not a part of this proxy statement, is enclosed.

PROXY VOTING		It is important that your shares be represented at the annual meeting and voted in accordance with your instructions. Please indicate your instructions by promptly signing and dating the enclosed proxy card and mailing it in the enclosed postage paid, pre-addressed envelope or by following the instructions on the proxy card for telephone or Internet voting.

By Order of the Board of Directors,

Andrew L. Graham
Secretary and General Counsel

2340 DREW STREET, SUITE 200

CLEARWATER, FLORIDA 33765

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 21, 2009

TO THE SHAREHOLDERS OF	April 24, 2009
HOMEOWNERS CHOICE, INC.:

This proxy statement and the form of proxy (first sent to shareholders on the approximate date set forth above) are delivered in connection with the solicitation by directors of Homeowners Choice, Inc. (the “company,” “we,” or “us”), a Florida corporation, of proxies to be voted at our 2009 Annual Meeting of Shareholders and at any adjournments or postponements thereof.

You are invited to attend our Annual Meeting of Shareholders on Thursday, May 21, 2009, beginning at 3:00 p.m., local time. The Annual Meeting will be held at the Westin Tampa Bay Airport Hotel, Tampa, Florida, 33602. Shareholders will be admitted beginning at 2:30 p.m.

It is important that your proxy be returned promptly to avoid unnecessary expense to the company. Therefore, whether you plan to attend the Annual Meeting or not and regardless of the number of shares you own, please date, sign and return the enclosed proxy card promptly or follow the instructions on the card for voting by telephone or Internet.

At the meeting, the use of cameras, audio or video recording equipment, communications devices or similar equipment will be prohibited.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on May 21, 2009:

This Proxy Statement and the 2008 Annual Report to Shareholders are available at

https://materials.proxyvote.com/43741E.

2340 DREW STREET, SUITE 200

CLEARWATER, FLORIDA 33765

ABOUT THE ANNUAL MEETING

What is the purpose of the meeting?

The principal purpose of the Annual Meeting is to elect three directors to the Board of Directors. In addition, our management will report on our performance during 2008 and respond to questions from shareholders.

When were these materials mailed?

We began mailing this Proxy Statement on or about April 30, 2009.

Who is entitled to vote?

Shareholders of record at the close of business on the record date, April 16, 2009, are entitled to vote in person or by proxy at the Annual Meeting. In general, shareholders are entitled to one vote per share on each matter voted upon. In an election for directors, however, shareholders are entitled to vote the number of shares they own for as many director candidates as there are directors to be elected. Hence because three directors are to be elected at this Annual Meeting, each share will entitle the shareholder to three votes, one per director. Shareholders may not cumulate their votes. As of April 16, 2009 there were 6,871,252 common shares outstanding.

What is the difference between a shareholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a “shareholder of record.” This Notice of Meeting and Proxy Statement has been provided directly to you by Homeowners Choice, Inc. You may vote by ballot at the meeting or vote by proxy. To vote by proxy, sign, date and return the enclosed proxy card or follow the instructions on the proxy card for voting by telephone or Internet.

If your shares are held for you in a brokerage, bank or other institutional account (that is, held in “street name”), then you are not a shareholder of record. Rather, the institution is the shareholder of record and you are the “beneficial owner” of the shares. This Notice of Meeting and Proxy Statement has been forwarded to you by that institution. If you complete and properly sign the accompanying proxy card and return it in the enclosed envelope, or follow the instructions on the proxy card for voting by telephone or Internet, the institution will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote in person at the Annual Meeting, then you must obtain a proxy, executed in your favor, from the holder of record (the institution). If you are a beneficial owner of shares and do not indicate your voting instructions, then the owner of record may vote your shares in accordance with the rules of the New York Stock Exchange (provided the owner of record is a member of the New York Stock Exchange).

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares outstanding will constitute a quorum, permitting us to conduct the business of the meeting.

Proxies received but marked as “WITHHOLD AUTHORITY” and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting, but will not be counted for any other purpose. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions as to that item from the beneficial owner.

How do I vote?

By Ballot at the Meeting. If you are a shareholder of record and attend the Annual Meeting, you may vote in person by ballot at the Annual Meeting. To vote by ballot, you must register and confirm your shareholder status at the meeting. If the shareholder of record is a corporation, partnership, limited liability company or other entity of which you are an officer or other authorized person, then you should bring evidence of your authority to vote the shares on behalf of the entity. If your shares are held for you in a brokerage, bank or other institutional account (that is, in “street name”), you must obtain a proxy, executed in your favor, from that institution (the holder of record) to vote your beneficially-owned shares by ballot at the Annual Meeting. In the election of directors, each share held by a shareholder of record will be entitled to three votes, one for each director to be elected. Your option with respect to each director will be to vote “FOR” the director or to abstain from voting.

By Proxy. If you complete, sign and return the accompanying proxy card or follow the instructions on the proxy card for voting by telephone or Internet, then your shares will be voted as you direct. Your options with respect to each director are to direct a vote “FOR” or to “WITHHOLD AUTHORITY.” If you are a shareholder of record, then you may opt to deliver your completed proxy card in person at the Annual Meeting.

Can I vote by telephone or electronically?

Yes. If you follow the instructions on the proxy card for voting by telephone or Internet, your shares will be voted as you direct.

Can I change my vote or instruction after I return my proxy card?

Yes. You may follow the instructions on the proxy card to change your instructions anytime before midnight the day before the meeting.

In addition, if you are a shareholder of record, you may revoke your proxy any time before your shares are voted by filing with the Secretary of the company a written notice of revocation or submitting a duly executed proxy bearing a later date. If you file a notice of revocation, you may then vote (or abstain from voting) your shares in person at the Annual Meeting. If you submit a later dated proxy then your shares will be voted in accordance with that proxy. No such notice of revocation or later dated proxy, however, will be effective unless received by us at or before the Annual Meeting and before your shares have been voted. Unless the proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or any adjournment thereof as indicated on the proxy card. Sending in a proxy does not affect your right to vote in person if you attend the meeting, although attendance at the meeting will not by itself revoke a previously granted proxy.

If I submit a proxy card, how will my shares be voted?

Your shares will be voted as you direct on the proxy card. If you are a shareholder of record and sign and return the proxy card without indicating your instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. If you are a beneficial shareholder and you sign and return your proxy card without indicating your instructions, then your broker or nominee will exercise discretion in accordance with the rules of the New York Stock Exchange (provided the broker or nominee is a member of the New York Stock Exchange). If a voting matter is determined to be “non-routine” by the New York Stock Exchange, then your broker or nominee cannot vote without your instructions.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the date this proxy statement went to print, we did not know of any other matter to be raised at the Annual Meeting.

What does it mean if I receive more than one proxy card?

You will receive separate proxy cards when you own shares in different ways. For example, you may own shares individually, as a joint tenant, in trust or in one or more brokerage accounts. You should complete, sign and return each proxy card you receive or follow the telephone or Internet instructions on such card. The instructions on each proxy card may differ. Be sure to follow the instructions on each card.

What happens if I do not submit a proxy card?

If you are a shareholder of record and you neither designate a proxy nor attend the Annual Meeting, your shares will not be represented at the meeting. If you are the beneficial owner of shares held in the name of a member of the New York Stock Exchange, that member may vote or not vote in accordance with the rules of the New York Stock Exchange.

What are the Board’s recommendations?

The Board’s recommendations are set forth elsewhere in this proxy statement (see page 7). In summary, the Board recommends a vote—

•	FOR election of the following nominees for director positions:

Francis X. McCahill, III

Martin A. Traber

Garth A. Vernon

What vote is required to approve each item?

Election of Directors. In the election of directors, the three highest recipients of “FOR” votes will be elected. A properly executed proxy card marked “WITHHOLD AUTHORITY” with respect to the election of one or more director nominees will not be voted with respect to the director or directors indicated, even though it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

Other Matters. We do not anticipate other matters coming to a vote at the Annual Meeting. Should any other matter be brought to a vote, the matter will be approved if the number of votes favoring the matter exceeds the number of votes opposing the matter.

How will votes be counted?

All votes will be tabulated by the Secretary of the company. We have engaged Broadridge Financial Solutions, Inc. to collect and tabulate proxy instructions. Although abstentions and broker non-votes are each included in the determination of the number of shares present, they are not counted on any matters brought before the meeting.

Who is paying for the preparation and mailing of the proxy materials and how will solicitations be made?

We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by mail, telephone, facsimile or electronic transmission. We have requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial shareholders and have agreed to reimburse those institutions for their out-of-pocket expenses.

RULES OF CONDUCT

To ensure fair, orderly and constructive meetings, the Board of Directors has adopted the following rules of conduct for shareholder meetings.

1. All attendees must register before entering the meeting room.

2. The meeting will follow the schedule set forth on the agenda.

3. Only shareholders of record as of the record date or their duly authorized representatives are entitled to vote or address the meeting.

4. No business will come before the meeting except in compliance with Article II, Section 10 of our bylaws and its prior notice requirements.

5. No one may address the meeting unless recognized by the presiding officer of the meeting.

6. Each speaker will be limited to 3 minutes and 3 questions. Questions and comments must be directly relevant to the Company’s business or operations. Questions or comments that are repetitious, relate to pending or threatened litigation, or deal with general economics, politics or public policy are prohibited.

7. Rude or disruptive behavior is prohibited.

8. The use of cameras, audio or video recording equipment, communications devices or similar equipment is prohibited.

9. Attendees who violate these rules may be removed.

10. The decisions of the presiding officer in interpreting and enforcing these rules of conduct will be final.

PROPOSAL NO. 1 –ELECTION OF DIRECTORS

Three directors are to be elected at the Annual Meeting. In accordance with the company’s articles of incorporation, the Board of Directors is divided into three classes. Each class consists of three directors. All directors within a class have the same three-year terms of office. The class terms expire at successive annual meetings so that each year a class of directors is elected. The current terms of director classes expire in 2009 (Class A directors), 2010 (Class B directors) and 2011 (Class C directors). Each of the Class A directors elected at the 2009 Annual Meeting will be elected to serve a three year term.

With the recommendation of the Governance and Nominating Committee, the Board of Directors has nominated the following persons to stand for election as Class A directors at the 2009 Annual Meeting of Shareholders, with terms expiring in 2012:

Francis X. McCahill, III

Martin A. Traber

Garth A. Vernon

Each of the nominees for election as a director has consented to serve if elected. If, as a result of circumstances not now known or foreseen, one or more of the nominees should be unavailable or unwilling to serve as a director, proxies may be voted for the election of such other persons as the Board of Directors may select. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

The persons named in the enclosed proxy card intend, unless otherwise directed, to vote such proxy “FOR” the election of Francis X. McCahill, III, Martin A. Traber and Garth A. Vernon as Class A directors of Homeowners Choice, Inc. The nominees receiving the three highest “FOR” vote totals will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY — ITEM 1 ON YOUR PROXY CARD.

OTHER BUSINESS

We do not expect any other matters to be brought before the meeting. However, if any other matters are presented, it is the intention of the persons named in the proxy to vote the proxy as recommended by the Board of Directors or, if no recommendation is given, in their own discretion using their best judgment.

DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS

Directors Standing for Election

Francis McCahill, III, age 61, has served as our President and Chief Executive Officer and as a director of our company since November 2006. He also currently serves as the President and as a director of our four subsidiaries, Homeowners Choice Property & Casualty Insurance Company, Inc., Homeowners Choice Managers, Inc., Claddaugh Casualty Insurance Company, Ltd., and Southern Administration, Inc. Mr. McCahill’s insurance career began in 1971. His experience includes senior level positions with major insurance brokerage firms including Frank B. Hall and Johnson & Higgins. From 1977 to 1988, he managed the worldwide Risk Management Programs of New York City-based Bristol-Myers Squibb Corp., Norton Simon, Inc. and Florida-based Harris Corporation. In 1991, after managing Johnson & Higgins’ Central Florida Region, Mr. McCahill founded Braishfield of Florida, Inc. and Pollution Liability United States, Inc. As founder/president of those organizations, he established both entities as major insurance service providers throughout Florida. Mr. McCahill also founded Cypress Underwriters, Inc. of Port St. Lucie, Florida where he served as President from 1999 to 2006 and was Tribunalized by Lloyd’s of London. Mr. McCahill attended the United States Merchant Marine Academy, earned his Bachelor’s Degree from St. John’s University (College of Insurance), and attended Concord University School of Law. He received a number of Certificates in finance and risk management from the Wharton School of Business and the University of Florida.

Martin A. Traber, age 63, has been a director of our company since its inception. Mr. Traber is currently, and since 1994 has been, a partner of Foley & Lardner LLP, in Tampa, Florida representing clients in securities and corporate law transactions. Mr. Traber earned a B.A. and J.D. from Indiana University. He currently serves as a Director of Powerlinx Corporation. Powerlinx engages in the development, licensing, manufacture and marketing of products and applications to transmit voice, video, audio and data either individually or in combination. Mr. Traber is also a founder and a member of the Board of Directors of Northstar Bank, Tampa, Florida.

Garth A. Vernon, age 47, has been a director of our company since April 2008. Mr. Vernon has been a shareholder of Vernon & Vernon, Certified Public Accountants, P.A. since September 1, 2002. In this position, Mr. Vernon provides a broad range of services for his clients including SEC reporting services, tax research, compliance and accounting work for publicly traded companies, compilation and review accounting services, business consulting and individual, trust and estate, corporate and partnership taxation services. From September 1, 1995 to September 1, 2002, Mr. Vernon worked for KPMG, LLP as a Senior Manager (July 1, 1998 to September 1, 2002), a Manager (July 1, 1996 to June 30, 1998), and a Supervising Senior (September 1, 1995 to June 30, 1996). At KPMG, LLP, Mr. Vernon’s responsibilities included, among other things, determining the tax consequences for various corporate transactions and performing managerial/supervisory duties. Mr. Vernon received his Bachelor degree in Business Administration from Baylor University and his Master of Professional Accounting degree from the University of Texas.

Directors Continuing in Office

Directors whose present terms continue until 2010 (Class B):

George Apostolou, age 58, has been a director of our company since May 2007. Born in Erithri-Attikis, Greece, Mr. Apostolou moved to the United States in 1971 and earned his State of Florida Contractors License in 1983. In 1987, he established George Apostolou Construction Corporation and has since built more than 200 commercial buildings, including government services buildings, churches, office buildings and retail centers. In addition to contracting, Mr. Apostolou has been involved in the development and investment of many commercial projects and now owns more than 20 properties in the Tampa Bay area.

Paresh Patel, age 46, is currently Executive Chairman, Strategic Planning, Technology and Investments. Mr. Patel has been a director of our company since its inception and has served as the Chairman of our Board since May 2007. His analytical and technology skills were developed through experience with international financial, telecommunications and consulting positions. As a private investor from 2000 to 2006, Mr. Patel used statistical and probability techniques to develop and implement a system for managing money as a business to generate cash flow. Prior to that, Mr. Patel was director of customer care and billing with Global Crossing from 1998 to 2000. In that position, Mr. Patel defined business processes and systems, hired and trained department staff and led the merger of the customer care and billing systems with those of the company’s acquisitions. As an independent consultant from 1991 to 1998, Mr. Patel worked with large international telephone companies. Mr. Patel received his bachelor’s and master’s degrees in Electronic Engineering from Cambridge University, England. He also serves as a director of NorthStar Bank, in Tampa, Florida, and was one of its founders.

Gregory Politis, age 56, has been a director of our company since November 2006. Mr. Politis is president of Xenia Management LLC, a real estate portfolio management company he established in 1988, and has interests in 29 real estate developments in the Miami-Dade County, Orlando, Greater Tampa Bay and Montreal, Canada areas. During his career, Mr. Politis has developed and retained ownership of retail centers and commercial office space, with a primary focus on buildings housing federal and state government agencies. He was a founding member of Hellenic American Board of Entrepreneurs and a recipient of the Building Owners and Managers Association (BOMA) Building of the Year Award. Mr. Politis is a director of NorthStar Bank in Tampa, Florida and formerly served as a director of Florida Bank.

Directors whose present terms continue until 2011 (Class C):

Sanjay Madhu, age 42, is our Vice President of Marketing and Director of Investor Relations, having served as our Director of Investor Relations since February 2008. Additionally, Mr. Madhu has been a director of our company since May 2007. As an owner and manager of commercial properties, Mr. Madhu has been president of 5th Avenue Group LC since 2002 and President of Forrest Terrace LC since 1999. In addition, Mr. Madhu is an investor in banking and health maintenance organizations. He has also been President of The Mortgage Corporation Network (correspondent lenders) since 1996. Prior to that, Mr. Madhu was Vice President, mortgage division, First Trust Mortgage & Finance, from 1994 to 1996; Vice President, residential first mortgage division, Continental Management Associates Limited, Inc., from 1993 to 1994; and President, S&S Development, Inc. from 1991 to 1993. He attended Northwest Missouri State University, where he studied marketing and management.

Krishna Persaud, Age 47, has been a director of our company since May 2007. Mr. Persaud is president of KPC Properties, LLC, a real estate investment firm he founded in 2002, in which position he leverages his knowledge and experience to identify opportunities to add value to real properties in the state of Florida. Before his career in real estate investing, Mr. Persaud was an asset manager, demonstrating the ability to consistently exceed average market returns. Before that he worked with several consulting firms and municipalities, providing design and construction management services for a wide variety of building systems and public works projects. Mr. Persaud earned a Bachelor of Science degree in Mechanical Engineering and a Masters degree in Civil Engineering from City College of City University of New York. He is certified and licensed as a Professional Engineer in Florida, New York and California.

Anthony Saravanos, age 38, has been a director of our company since May 2007. Since 2005, Mr. Saravanos has been vice president of The Boardwalk Company, a full-service real estate company located in Palm Harbor, Florida. Since 2001, he has been managing partner of several commercial property entities with a combined total of 14 properties in Florida and New York. From 1997 to 2001, he served as district manager, marketing and sales, for DaimlerChrysler Motors Corporation, Malvern, Pennsylvania. Mr. Saravanos graduated from Ursinus College, Collegeville, Pennsylvania, with a double major in Economics and Spanish. He earned a master’s degree in Business Administration with an emphasis in marketing from Villanova University, Villanova Pennsylvania. At Villanova he was inducted into the Beta Gama Sigma Honor Society. Mr. Saravanos also attended Quanaouac Institute, Cuernavaca, Mexico, for intensive Spanish studies and a cultural immersion program. A licensed real estate broker, Mr. Saravanos is a candidate for Certified Commercial Investment Member.

Arrangements as to Selection and Nomination of Directors

We are aware of no arrangements as to the selection and nomination of directors.

Independent Directors

Based upon recommendations of our Governance and Nominating Committee, our Board of Directors has determined that directors Martin A. Traber, Krishna Persuad, Anthony Saravanos, George Apostolou and Garth A. Vernon are “independent directors” as defined by Rule 5605(a)(2) of The Nasdaq Stock Market LLC. Under that rule, the Board of Directors determines whether a director has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In the case of Mr. Traber, the Committee considered his role as a partner of Foley & Lardner LLP, which provides legal services to the company, and determined that the fees received by the law firm from us amount to less than 1% of the firm’s total revenue. The Committee also considered Mr. Traber’s personal financial substance, his other sources of income and his lack of dependence upon legal fees from the company.

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers as of April 24, 2009:

Name	Age	Title
Francis McCahill, III	61	President and Chief Executive Officer; Director
Paresh Patel	46	Chairman of the Board of Directors; Executive Chairman for Strategic Planning, Technology and Investments
Richard R. Allen	62	Chief Financial Officer
Sanjay Madhu	42	Vice President of Marketing and Director of Investor Relations; Director
Andrew L. Graham	51	Vice President and General Counsel

Biographical information for Messrs. McCahill, Patel and Madhu appears above under the heading “Directors.”

Richard R. Allen has served as the Chief Financial Officer of our company since November 2006 and also serves as a director of our subsidiary company, Claddaugh Casualty Insurance Company, Ltd. Mr. Allen has over thirty years of experience in property/casualty insurance finance and management to include agency/broker relations, reinsurance and financial controls and reporting and third party administration. He has held various positions with several insurance companies as Chief Financial Officer, Controller and Senior Accounting Manager. From 1999 to 2005, Mr. Allen served as the Internal Auditor of Anthem Blue Cross and Blue Shield. From 1996 to 1998, Mr. Allen served as Controller for Symons International Group. From 1994 to 1996, Mr. Allen served as Controller/Treasurer of Coronet Insurance. In addition, Mr. Allen served as the Budget/Cost Manager of Bankers Life and Casualty from 1982 to 1990, and as the Controller of Bankers Standard Insurance Company, an affiliate of CIGNA, from 1969 to 1981. He has experience in forensic accounting and has participated, as a consultant, in numerous projects with state insurance departments. Mr. Allen earned his Bachelor of Science Degree from Quincy University in Quincy, Illinois.

Andrew L. Graham has served as our General Counsel since June 1, 2008 and also serves as our Corporate Secretary. He was named an executive officer of the company in February 2009. Mr. Graham served from 1999 to 2007 in various capacities, including General Counsel, for Trinsic, Inc. (previously named Z-Tel Technologies, Inc.), which was a Nasdaq-listed provider of communications services headquartered in Tampa, Florida. Trinsic Inc. and its subsidiaries filed for federal bankruptcy protection on February 7, 2007. Mr. Graham also serves currently on the five-member Board of Trustees of Hillsborough Community College, a state sponsored college having an annual budget in excess of $90 million. He was appointed to that board by Florida Governor Charlie Crist in 2007. Mr. Graham holds a Bachelor of Science Degree from Florida State University and a Juris Doctor and a Master of Laws (L.L.M.) in Taxation from the University of Florida College of Law.

ARRANGEMENTS AS TO SELECTION AND NOMINATION OF EXECUTIVE OFFICERS

We are aware of no arrangements as to the selection or appointment of executive officers.

TRANSACTIONS WITH RELATED PERSONS

Transactions

During 2008, we engaged in the following transactions with related persons.

Lease of St. Petersburg office

During 2008, we leased our St. Petersburg office from 5th Avenue Group LC, a company owned and operated by Sanjay Madhu, one of our directors and our Vice President for Marketing and Director of Investor Relations. The lease expired on September 15, 2008. We paid $20,000 in rent under this lease in 2008.

Lease of Clearwater Office

On April 8, 2008, we entered into a lease with Xenia Management LLC, a company owned and operated by Gregory Politis, one of our directors. The lease is for our headquarters, 6,000 square feet of office space and 1,498 square feet of common area, in Clearwater, Florida. The lease commenced in July 2008 and requires us to make monthly lease payments of $12,500, which includes $2,500 for common area maintenance. The initial term of the lease will expire July 15, 2013. We, at our option, may renew the initial term of the lease for three additional periods of five years each by providing written notice of renewal at least six calendar months before the end of the initial five year term. If we renew the lease, the monthly will increase by approximately 15% in each successive five year renewal period.

Software License Agreement

We license our policy administration software from Scorpio Systems, Inc., a company owned and operated by Paresh Patel, the Chairman of our Board of Directors. The license agreement was effective as of November 1, 2007. The license agreement is perpetual until terminated. The license agreement may be terminated by either party upon six months’ written notice or by Scorpio Systems, Inc. upon thirty days’ written notice to us within three months following the occurrence of a change in control of our company. Under the terms of the license agreement, Scorpio Systems, Inc. grants us an exclusive, perpetual, nontransferable, worldwide license to use the software in connection with policy administration services performed with regard to insurance policies issued by our company or any of our wholly-owned subsidiaries. In exchange for the license, we have agreed to pay to Scorpio Systems, Inc. a license fee of one dollar per policy generated as a new policy issued or a paid renewal policy. The license fees are to be paid quarterly. For 2008, the license fees totaled $19,000. The amount to be paid under the license agreement will increase as the number of new policies and paid renewal policies increases.

Consulting Agreement

On June 1, 2007, we entered into a consulting agreement with Scorpio Systems, Inc., a company owned and operated by Paresh Patel, the Chairman of our Board of Directors. The consulting agreement may be terminated by either party at any time upon fifteen days’ written notice to the other party. Upon such a termination of the consulting agreement by us, Scorpio Systems, Inc. shall be entitled to receive any unpaid consulting fees owing to it up through and including the date of termination. We may terminate the consulting agreement immediately in the event that Mr. Patel no longer owns a controlling interest in Scorpio Systems, Inc., or in the event of Mr. Patel’s death or incapacity.

Under the terms of the agreement, Scorpio Systems, Inc. provides us with business advice, information and consultation regarding the insurance industry. In consideration for these services, we pay a monthly fee of $25,000 (increased from $12,000 in August 2008) to Scorpio Systems, Inc. and reimburse Scorpio Systems, Inc. for its reasonable and customary business expenses incurred in the performance of its services. Pursuant to the agreement, Scorpio Systems, Inc. will not disclose confidential information related to our company, and Scorpio Systems, Inc. may not solicit customers for a period of one year after the agreement’s termination. Mr. Patel was recently named an executive of the company. We expect to enter into an employment contract with Mr. Patel and terminate the consulting arrangement.

Legal Services

One of our directors, Martin A. Traber, is a partner at the law firm of Foley & Lardner LLP, and since our inception in 2007, the firm has provided legal representation to us on certain matters, including our 2008 initial public offering. During 2008, Foley & Lardner LLP billed us approximately $643,000, of which $607,000 related to our initial public offering. This amount represents less than 1% of the firm’s fee revenue. These services were provided on an arms’-length basis, and paid for at fair market value. We believe that such services were effected on terms no less favorable to us than those that would have been realized in transactions with unaffiliated entities or individuals.

Policies for Approval or Ratification of Transactions with Related Persons

Our policy for approval or ratification transactions with related persons is for those transactions to be reviewed and approved by the Audit Committee. That policy is set forth in the Audit Committee Charter. Our practice is that such transactions are approved by a majority of disinterested directors.

ADVERSE INTERESTS

We are not aware of any material proceedings in which an executive officer or director is a party adverse to the company or has a material interest adverse to the company.

SECTION 16(B) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3, 4, and 5 filed for the year 2008, we believe that all of our directors, officers, and 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them. All such forms were filed timely, except Mr. Patel filed a Form 4 on December 16, 2008 to report a December 9, 2008 transaction.

CODE OF ETHICS

We have adopted a code of ethics applicable to all employees and directors, including our chief executive officer and chief financial officer. We have posted the text of our code of ethics to our Internet web site: http://www.hcpci.com. Select “Investor Relations” from the left and then select “Corporate Governance” and then “Code of Conduct.” We intend to disclose any change to or waiver from our code of ethics by posting such change or waiver to our Internet web site within the same section as described above.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held 10 formal meetings during 2008. During 2008, no director attended less than 75% of the board and applicable committee meetings.

Board members are encouraged, but not required to attend the Annual Meeting of the Shareholders. All directors attended the 2008 Annual Meeting of the Shareholders.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

We have established procedures by which shareholders may communicate with members of the Board of Directors. If you wish to communicate with the Board of Directors or a specified member of the Board you may send written communications addressed to Board of Directors, Homeowners Choice, Inc., c/o Andrew L. Graham, Secretary of the Corporation, 2340 Drew Street, Suite 200, Clearwater, Florida 33765. The communication should include your name and the class and number of shares you own. Communications that are not racially, ethically or religiously offensive, commercial, pornographic, obscene, vulgar, profane, defamatory, abusive, harassing, threatening, malicious, false or frivolous in nature will be promptly forwarded to the Board of Directors or the specified member of the Board to whom the communication is addressed.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee. These Committees were formed in April 2008 in preparation for the company’s initial public offering.

Audit Committee

The company has a separately-designated standing audit committee established in accordance with the Securities and Exchange Act of 1934. The Audit Committee’s responsibilities include the following:

•	assisting our Board of Directors in its oversight of the quality and integrity of our accounting, auditing, and reporting practices;

•	overseeing the work of our internal accounting and auditing processes;

•	discussing with management our processes to manage business and financial risk,

•	making appointment, compensation, and retention decisions regarding, and overseeing the independent auditor engaged to prepare or issue audit reports on our financial statements;

•

establishing and reviewing the adequacy of procedures for the receipt, retention and treatment of complaints received by our company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	reviewing and discussing with management and the independent auditors our annual and quarterly financial statements and related disclosures; and

•	conducting an appropriate review and approval of all related party transactions for potential conflict of interest situations on an ongoing basis.

The Audit Committee is currently composed of four members: Garth A. Vernon, Chairman, Krishna Persaud, Anthony Saravanos and George Apostolou. Since our common shares are listed on The NASDAQ Global Market, we are governed by its listing standards. Accordingly, each member of the Audit Committee is an “independent director” as defined by Rule 5605(a)(2) of The Nasdaq Stock Market LLC. and meets the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities and Exchange Commission. The Board of Directors has determined that Mr. Vernon is an audit committee financial expert. The Audit Committee met formally 3 times during 2008 and otherwise acted by unanimous written consent. The Board of Directors has adopted a written Audit Committee Charter. A current copy of the charter is available on our website www.hcpci.com. Click “Investors” and then “Corporate Governance.”

Compensation Committee

The compensation committee’s responsibilities include the following:

•	reviewing and approving the compensation programs applicable to our executive officers;

•	recommending to the board and periodically reviewing policies for the administration of the executive compensation programs;

•

reviewing and approving the corporate goals and objectives relevant to the compensation of the executive officers, evaluating the performance of the executive officers in light of those goals, objectives and strategies, and setting the compensation level of the executive officers based on this evaluation;

•	reviewing on a periodic basis the operation of our executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;

•	administering and making awards under the company’s 2007 Stock Option and Incentive Plan and monitoring and supervising the administration of any other benefit plans the company may have; and

•	reviewing and approving compensation to outside directors.

To date, however, the committee’s principal responsibility has been to review and recommend to the Board of Directors the compensation of the company’s chief executive officer, including salary and bonus. The Compensation Committee is currently composed of three members: Martin A. Traber, Chairman, Krishna Persaud and Garth A. Vernon, each of whom is an “independent director” as defined by Rule 5605(a)(2) of The Nasdaq Stock Market LLC. The Compensation Committee met formally once during 2008 and otherwise acted by unanimous written consent. The Board of Directors has adopted a formal Compensation Committee Charter. A current copy of the charter is available on our website www.hcpci.com. Click “Investors” and then “Corporate Governance.”

Governance and Nominating Committee

The functions of Governance and Nominating Committee include the following:

•	establishing criteria for selection of potential directors, taking into account all factors it considers appropriate;

•

identifying and selecting individuals believed to be qualified as candidates to serve on the board and recommending to the board candidates to stand for election as directors at the annual meeting of shareholders or, if applicable, at a special meeting of the shareholders;

•	recommending members of the board to serve on the committees of the board;

•	evaluating and ensuring the independence of each member of each committee of the board required to be composed of independent directors;

•	developing and recommending to the board a set of corporate governance principles appropriate for our company and consistent with the applicable laws, regulations, and listing requirements;

•	developing and recommending to the board a code of conduct for our company’s directors, officers, and employees;

•

ensuring that we make all appropriate disclosures regarding the process for nominating candidates for election to the board, including any process for shareholder nominations, the criteria established by the committee for candidates for nomination for election to the board, and any other disclosures required by applicable laws, regulations, or listing standards;

•

reporting regularly to the board (i) regarding meetings of the committee, (ii) with respect to such other matters as are relevant to the committee’s discharge of its responsibilities, and (iii) with respect to such recommendations as the committee may deem appropriate.

The Governance and Nominating Committee is composed of three members: Martin A. Traber, Anthony Saravanos and George Apostolou, each of whom is an “independent director” as defined by Rule 5605(a)(2) of The Nasdaq Stock Market LLC. The Governance and Nominating Committee held one meeting in 2008. The Board of Directors has adopted a written Nominating Committee Charter. A current copy of the charter is available on our website www.hcpci.com. Click “Investors” and then “Corporate Governance.”

Each of the proposed director nominees was recommended by the Governance and Nominating Committee to the Board of Directors.

The Governance and Nominating Committee identifies director candidates in numerous ways. Generally, the candidates are known to and recommended by members of the Board of Directors or management. In evaluating director candidates, the Governance and Nominating Committee considers a variety of attributes, criteria and factors, including experience, skills, expertise, diversity, personal and professional integrity, character, temperament, business judgment, time availability, dedication and conflicts of interest. At a minimum, director candidates must be at least 18 years of age and have such business, financial, technological or legal experience or education to enable them to make informed decisions on behalf of the company.

The Governance and Nominating Committee will consider director candidates recommended by shareholders. If you wish to recommend one or more director candidates you should send your recommendations before November 1 of the year preceding the next annual meeting of shareholders to the Secretary of the Corporation, Andrew L. Graham, 2340 Drew Street, Suite 200, Clearwater, Florida 33765. Each recommendation should set forth the candidate’s name, age, business address, business telephone number, residence address, and principal occupation or employment and any other attributes or factors you wish the committee to consider, as well as your name, address and telephone number and the class and number of shares you hold. The Committee may require the recommended candidate to furnish additional information. The Secretary will forward recommendations of qualified candidates to the Governance and Nominating Committee and those candidates will be given the same consideration as all other candidates.

A shareholder wishing to nominate an individual for election to the Board of Directors at the Annual Meeting of the Stockholders, rather than recommend a candidate to the Governance and Nominating Committee, must comply with the advance notice requirements set forth in our bylaws. See “Shareholder Proposals for Presentation at the 2010 Annual Meeting” for further information.

AUDIT COMMITTEE REPORT

TO: The Board of Directors of Homeowners Choice, Inc.

The Audit Committee oversees the financial reporting processes of Homeowners Choice, Inc. on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management and discussed with management the quality, in addition to the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with representatives of the company’s independent registered public accounting firm, the independent auditing firm responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the company’s accounting principles. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed under auditing standards adopted by the Public Company Accounting Oversight Board. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The Audit Committee discussed with the representatives of the company’s independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the company’s internal controls, and the overall quality of the company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors the inclusion of the audited financial statements in the company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission. The Audit Committee has selected Hacker, Johnson & Smith P.A. as the company’s independent registered public accounting firm for the year ending December 31, 2009.

AUDIT COMMITTEE Garth A. Vernon, Chair Krishna Persaud Anthony Saravanos George Apostolou

COMPENSATION COMMITTEE REPORT

To: The Board of Directors of Homeowners Choice, Inc.

Overview and Philosophy; Role of the Compensation Committee

The Compensation Committee of the Board of Directors of Homeowners Choice, Inc. was formed in 2008 in contemplation of the company’s initial public offering. The Committee is currently composed of three members, Martin A. Traber, Krishna Persaud and Garth A. Vernon, each of whom is an independent director as defined by Rule 5605(a)(2) of The Nasdaq Stock Market LLC, a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and an “outside director” under Section 162(m) of the Internal Revenue Code. The principal responsibility of the Compensation Committee during 2009 was to recommend to the Board of Directors the compensation of the chief executive officer. In 2009, the authority of the Committee was expanded to include the authority to determine the compensation of the chief financial officer and other executive officers (as designated by the Board) and to administer and make awards under the company’s 2007 Stock Option and Incentive Plan and to monitor and supervise the administration of any other benefit plans the company may have.

In the view of the Committee, our primary objectives are to assure that our executive compensation and benefits programs—

•	are competitive with other growing companies in our industry,

•	safeguard the interests of the company and its shareholders,

•	are effective in driving performance to achieve financial goals and create stockholder value,

•	foster teamwork on the part of management,

•	are cost-effective and fair to employees, management, and shareholders, and

•	are well communicated and understood by program participants.

The Committee’s executive compensation policies are designed to attract, motivate, and retain highly qualified executive officers who can enhance shareholder value, and to support a performance-oriented environment that rewards achievement of our goals. To that end, we compensate our executive officers through three principal types of compensation: annual base salary, cash bonuses and equity-based incentive compensation, which to date has consisted solely of stock options. Our philosophy with respect to executive officer compensation is to establish moderate base salaries and place emphasis on discretionary bonus compensation, which is viewed by the Committee as very effective at correlating executive officer compensation with corporate performance and increases in shareholder value. With respect to our chief executive and chief financial officers, we have also relied to a significant degree on equity-based compensation.

2007 Stock Option and Incentive Plan

The company has an equity compensation plan called the 2007 Stock Option and Incentive Plan. The principal purposes of the Plan are to attract, retain and motivate selected officers, employees, consultants and directors through the granting of stock-based compensation awards. The Plan permits non-qualified and incentive stock options, restricted stock and other stock-based awards. The maximum number of shares which may be granted under the Plan is 6,000,000. No more than 550,000 shares may be awarded to any individual in any calendar year. We have attempted to structure the Plan so that remuneration attributable to stock options and other awards will not be subject to the deduction limitation contained in Section 162(m) of the Internal Revenue Code.

To date, the company has awarded options to purchase a total of 1,190,000 shares under the Plan. The awards have been limited solely to directors, the chief executive officer, the chief financial officer and three consultants. The exercise price of the options granted in each case was determined to be no less than fair market value. The only award during 2008 was an option to purchase 40,000 shares awarded to incoming director Garth A. Vernon.

The Committee has the authority to administer and make awards under the Plan. The Committee (and the Board) is authorized to adopt, amend and rescind rules relating to the administration of the Plan, and to amend, suspend and terminate the Plan.

2008 Compensation for the Chief Executive Officer

The general policies described above for the compensation of the executive officers also apply to the compensation approved by the Board of Directors during 2008 for Mr. McCahill, our President and Chief Executive Officer. During 2008, Mr. McCahill received a base salary of $200,000 and a cash bonus of $100,000. He holds options awarded in 2007 to purchase a total of 150,000 common shares at a price of $2.50 per share. Those options expire on May 31, 2017. Mr. McCahill has an employment agreement with the company. The agreement provides for (i) termination by either party with or without cause, (ii) a bonus or other incentive compensation in an amount to be determined by the Board of Directors, (iii) six months’ severance and benefits in the event of termination without cause, (iv) restrictions on competition and solicitation of employees.

Compliance with Internal Revenue Code Section 162(m)

The Compensation Committee has reviewed the applicability of Section 162(m) of the Internal Revenue Code of 1986, as amended, which disallows a tax deduction for compensation to an executive officer when the included compensation exceeds $1 million per year. No executive officer of the company exceeded this threshold in 2008, and the Compensation Committee does not anticipate that any executive officer of the company will exceed this threshold during 2009. The Compensation Committee intends periodically to review the potential consequences of Section 162(m) and, depending upon the risk of applicability of this provision to us, may elect to structure the performance-based portion of its executive officer compensation in a manner so as to comply with certain exemptions provided for in Section 162(m). In addition, the Compensation Committee will monitor the applicability of any new legislation that might impact executive compensation.

This report has been provided by the Compensation Committee.

COMPENSATION COMMITTEE: Martin A. Traber, Chairman Krishna Persaud Garth A. Vernon

EXECUTIVE AND DIRECTOR COMPENSATION

SUMMARY COMPENSATION TABLE

The following table provides summary information concerning compensation for services rendered in all capacities awarded to, earned by or paid to our “named executive officers,” which for a smaller reporting company means our chief executive officer, our two most highly compensated executive officers who served as executive officers at December 31, 2008 and two additional individuals who would be the most highly compensated individuals had they been serving as executive officers at December 31, 2008. Paresh Patel, our Chairman of the Board, and Sanjay Madhu, our Vice President for Marketing, were not serving as executive officers at December 31, 2008, but were designated as executive officers in February 2009.

Name and Principal Position	Year	Salary	Bonus		Stock Awards	Option Awards(1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
Francis McCahill, III	2008	$200,000	$123,854	(2)	—	$33,350	—	—	—		$357,204
Chief Executive Officer	2007	$133,333	—		—	$54,268	—	—	$62,500	(3)	$250,101
Richard R. Allen	2008	$140,567	$45,000		—	$4,303	—	—	—		$189,870
Chief Financial Officer	2007	$83,333	—		—	$7,873	—	—	$25,000	(4)	$116,206
Paresh Patel	2008	—	$215,000	(5)	—	$89,521	—	—	$217,000	(6)	$521,521
Executive Chairman	2007	—	—		—	$50,750	—	—	$171,000	(7)	221,750
Sanjay Madhu	2008	$116,000	$20,000		—	$12,228	—	—	$2,000	(8)	$150,228
Vice President Marketing	2007	—	—		—	$7,000	—	—	$6,000	(8)	$13,000
Ronald E. Chapman	2008	—	—		—	—	—	—	$87,500	(10)	$87,500
Chief Operating Officer(9)	2007	$111,654	—		—	—	—	—	$62,500	(10)	$174,154

(1)

These amounts were calculated utilizing the provisions of Statement of Financial Accounting Standard No. 123-R, Share-Based Payment. The assumptions used in calculating these amounts are discussed at Note 11 of the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission on March 13, 2009.

(2)	Includes the fair value of a non cash bonus award to Mr. McCahill in the amount of $8,854.
(3)	In 2007, we paid Mr. McCahill $62,500 for consulting services that Mr. McCahill provided to us prior to our commencement of operations.
(4)	In 2007, we paid Mr. Allen $25,000 for consulting services that Mr. Allen provided to us prior to our commencement of operations.

(5)	This amount represents directors’ fees earned or paid in cash Mr. Patel. He was awarded this amount individually as a bonus by the Board of Directors.
(6)

This amount represents $209,000 paid to Scorpio Systems, Inc. for consulting services and $23,000 in directors’ fees earned or paid in cash. Scorpio Systems, Inc. is owned and controlled by Mr. Patel. (See “Transactions with Related Parties.”)

(7)

This amount represents $84,000 paid to Scorpio Systems, Inc. for consulting services, $8,000 in directors’ fees earned or paid in cash and $81,000 for 60,000 stock options granted to Mr. Patel as compensation for implementing our in-house policy administration function. Scorpio Systems, Inc. is controlled by Mr. Patel. (See “Transactions with Related Parties.”) The stock options were valued utilizing the provisions of Statement of Financial Accounting Standard No. 123-R, Share-Based Payment. The assumptions used in calculating these amounts are discussed at Note 11 of the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission on March 13, 2009

(8)	This amount represents directors’ fees earned or paid in cash to Mr. Madhu while he was a non-employee director.
(9)	Ronald E. Chapman resigned from his position as Chief Operating Officer on December 19, 2007.
(10)	In 2007, we paid Mr. Chapman $62,500 for consulting services that Mr. Chapman provided to us prior to our commencement of operations. In 2008, we paid him $87,500 as a severance payment.

Employment Agreements

Certain executives’ compensation and other arrangements are set forth in employment agreements. These employment agreements are described below.

Francis X. McCahill, III. On May 1, 2007, we entered into an employment agreement with Mr. Francis X. McCahill, our President and Chief Executive Officer. The agreement continues until Mr. McCahill’s death or disability. Under the terms of the agreement, Mr. McCahill is entitled to a base salary of $200,000. He is also eligible to receive an annual bonus, which may be granted at the sole discretion of the Board of Directors. Mr. McCahill is also entitled to participate in all the pension, life insurance, health insurance, disability insurance and other benefit plans on the same basis as the other employee officers of our company. The agreement provides that, if we terminate Mr. McCahill’s employment without cause then he will be entitled to severance compensation in the amount of his base salary and his health and welfare benefits for the 6-month period following the date of termination. The agreement provides that if Mr. McCahill’s employment is terminated due to death or disability, he will be entitled to any unpaid base salary owing to him up through and including the date of termination. If we terminate Mr. McCahill’s employment for cause, he will only be entitled to the unpaid base salary owing to him up through and including the date of termination. If Mr. McCahill chooses to terminate his employment, he will only be entitled to the unpaid base salary owing to him up through and including the date of termination. The agreement provides that during the time of his employment and ending two years from the termination of the agreement, he may not solicit our customers and will not engage in or own any business that is competitive with us.

Richard R. Allen. On May 1, 2007, we entered into an employment agreement with Mr. Richard R. Allen, our Chief Financial Officer. The agreement continues until Mr. Allen’s death or disability. Under the terms of the agreement, Mr. Allen is entitled to a base salary of $125,000. Effective January 1, 2008, Mr. Allen’s base salary was increased to $145,000. He is also eligible to receive an annual bonus, which may be granted at the sole discretion of the Board of Directors. Mr. Allen is also entitled to participate in all the pension, life insurance, health insurance, disability insurance and other benefit plans on the same basis as the other employee officers of our company. The agreement provides that, if we terminate Mr. Allen’s employment without cause then he will be entitled to severance compensation in the amount of his base salary and his health and welfare benefits for the 6-month period following the date of termination. The agreement provides that if Mr. Allen’s employment is terminated due to death or disability, he will be entitled to any unpaid base salary owing to him up through and including the date of termination. If we terminate Mr. Allen’s employment for cause, he will only be entitled to the unpaid base salary owing to him up through and including the date of termination. If Mr. Allen chooses to terminate his employment, he will only be entitled to the unpaid base salary owing to him up through and including the date of termination. The agreement provides that during the time of his employment and ending two years from the termination of the agreement, he may not solicit customers and will not engage in or own any business that is competitive with us.

Ronald E. Chapman. On May 1, 2007, we entered into an employment agreement with Mr. Ronald E. Chapman, our (now former) Vice President, Secretary and Chief Operating Officer. Under the terms of the agreement, Mr. Chapman was entitled to a base salary of $170,000 and was also eligible to receive an annual bonus, which could be granted at the sole discretion of the Board of Directors. Mr. Chapman was also entitled to participate in all the pension, life insurance, health insurance, disability insurance and other benefit plans on the same basis as the other employee officers of our company. The agreement provided that if we terminated Mr. Chapman’s employment without cause then he would be entitled to severance compensation in the amount of his base salary and his health and welfare benefits for the 6-month period following the date of termination. If we had terminated Mr. Chapman’s employment for cause, he would only have been entitled to the unpaid base salary owing to him up through and including the date of termination. If Mr. Chapman chose to terminate his employment, he would only have been entitled to the unpaid base salary owing to him up through and including the date of termination.

On December 19, 2007, we entered into a separation agreement and general release with Mr. Chapman. On December 19, 2007, Mr. Chapman tendered his resignation of employment to us, and pursuant to the separation agreement Mr. Chapman released us from any and all claims that he had or may have. Mr. Chapman also resigned from our Board of Directors. Under the terms of the agreement, we paid Mr. Chapman a severance payment equal to $87,500 on January 1, 2008, less taxes and withholding. This severance payment was the sole consideration that Mr. Chapman received. The agreement also provides that vested options terminated as of January 18, 2008. Because Mr. Chapman did not choose to exercise his options within thirty days, his options have terminated. As a result of the agreement and his resignation, Mr. Chapman is no longer eligible to participate in our health insurance plan. Pursuant to the agreement, Mr. Chapman may not solicit our customers or solicit our employees for a period of two years after his resignation.

Consulting Agreement

We have a consulting agreement with Scorpio Systems, Inc., which is controlled by Paresh Patel, our Executive Chairman. (See “Transactions with Related Parties.”)

Outstanding Equity Awards at Year End 2008

The following table sets forth information regarding outstanding stock option awards held by our named executive officers at December 31, 2008, including the number of shares underlying both exercisable and unexercisable portions of each option as well as the exercise price and expiration date of each outstanding option.

Name	Number of Securities Underlying Unexercised Options — Exercisable		Number of Securities Underlying Unexercised Options — Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Francis McCahill, III	50,800	(1)	99,200	—	$2.50	05/31/2017
Richard R. Allen	7,200	(1)	12,800	—	$2.50	05/31/2017
Paresh Patel	60,000	(2)	—	—	$2.50	07/31/2017
Paresh Patel	55,000	(3)	65,000	—	$2.50	05/31/2017
Paresh Patel	10,000	(4)	20,000	—	$2.50	05/31/2017
Sanjay Madhu	10,000	(4)	20,000	—	$2.50	05/31/2017

(1)	Vest annually over a 5 year period which commenced May 30, 2007.
(2)	Became vested and exercisable when the company’s market price reached $7.50 per share.
(3)	Vest monthly in 5,000 share increments commencing June 1, 2007
(4)	Vest annually over a 3 year period which commenced May 30, 2007.

Potential Payments upon Termination or Change-in-Control

Mr. McCahill and Mr. Allen are the only named executive officers due compensation in the event of the termination of employment. The amount of compensation payable to such named executive officers upon voluntary termination, involuntary termination without cause, termination with cause and termination in the event of permanent disability or death of the executive is set forth above under “Employment Agreements.”

Director Compensation

The following table sets forth information with respect to compensation earned by each of our directors (other than named executive officers) during the fiscal year ended December 31, 2008.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards (1)(2)	Non-Equity Deferred Compensation Earnings	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
George Apostolou	$23,000	—	$12,228	—	—	—	$35,228
Krishna Persaud	$23,000	—	$12,228	—	—	—	$35,228
Gregory Politis	$23,000	—	$89,521	—	—	—	$112,521
Martin A. Traber	$23,000	—	$89,521	—	—	—	$112,521
Anthony Saravanos	$23,000	—	$12,228	—	—	—	$35,228
Garth A. Vernon	$21,000	—	$14,465	—	—	—	$35,465

(1)

These amounts were calculated utilizing the provisions of Statement of Financial Accounting Standard No. 123-R, Share-Based Payment. The assumptions used in calculating these amounts are discussed at Note 11 of the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission on March 13, 2009.

(2)	The aggregate number of stock options outstanding for each director (other than named executive officers) as of December 31, 2008 is as follows.

Options
George Apostolou	30,000
Krishna Persaud	30,000
Gregory Politis	190,000
Martin A. Traber	190,000
Anthony Saravanos	30,000
Garth A. Vernon	40,000

In 2008 directors were entitled to cash directors’ fees of $2,000 per quarter. Each non-employee director at May 30, 2007 was awarded the right to purchase 30,000 shares at $2.50 per share. Those options vest over three years and expire May 31, 2017. Founders, Gregory Politis and Martin A. Traber, each received additional options to purchase 160,000 shares at $2.50 per share. Those options vest monthly in 5,000 share increments commencing June 1, 2007. On August 21, 2008 newly elected director Garth A. Vernon was awarded the right to purchase 40,000 shares at $7.00 per share. His options vest in three equal annual installments.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee of the Board of Directors during 2008 were Paresh Patel, Martin A. Traber and Krishna Persaud. Mr. Patel lacked independence because of compensation received by his company, Scorpio Systems, Inc. In April 2009, he resigned from the Committee and was replaced by Garth A. Vernon.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRINCIPAL REGISTERED PUBLIC ACCOUNTING FIRM

Hacker, Johnson & Smith P.A. was our principal registered public accounting firm for 2008 and our Audit Committee has selected Hacker, Johnson & Smith P.A. as our principal registered public accounting firm for 2009. We expect one or more representatives of Hacker, Johnson & Smith P.A. will attend our 2009 Annual Meeting. They will be given an opportunity to address the meeting if they desire to do so and we expect them to be available to respond to appropriate questions.

AUDIT FEES

The following table sets forth aggregate fees billed for the two previous fiscal years by Hacker, Johnson & Smith P.A. for professional services rendered for the audit of our annual financial statements, review of our quarterly financial statements included in our quarterly reports on Form 10-Q, and audit services provided in connection with other statutory and regulatory filings

2008	2007
$87,000	$37,000

AUDIT-RELATED FEES

Hacker, Johnson & Smith P.A. did render any audit related services not reported above under “Audit Fees.”

TAX FEES

The following table sets forth aggregate fees billed for the two previous fiscal years by Hacker, Johnson & Smith P.A. for professional services rendered for tax compliance, tax advice and tax planning.

2008	2007
$7,000	$6,000

ALL OTHER FEES

The following table sets forth aggregate fees billed for the two previous fiscal years by Hacker, Johnson & Smith P.A. for professional services rendered not otherwise described above. These fees related primarily the audit of our interim financial statements and for review of our registration statement in connection with our 2008 initial public offering.

2008	2007
$80,000	$—

PRE-APPROVAL POLICIES

All auditing services and non-auditing services are pre-approved by the Audit Committee. The Audit Committee delegated this authority to the Chairman of the Committee for situations when pre-approval by the full Committee is inconvenient. Any decisions by the Chairman must be disclosed at the next audit committee meeting. Pre-approval of non-audit services must be disclosed in quarterly and annual reports.

PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of April 16, 2009 by—

•	each person who is known by us to beneficially own more than 5% of our outstanding common stock,

•	each of our directors and named executive officers, and

•	all directors and named executive officers as a group.

The number and percentage of shares beneficially owned are based on 6,871,252 common shares outstanding as of April 16, 2009. Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, which generally require that the individual have voting or investment power with respect to the shares. In computing the number of shares beneficially owned by a individual listed below and the percentage ownership of that individual, shares underlying options, warrants and convertible securities held by each individual that are exercisable or convertible within 60 days of April 16, 2009 are deemed owned and outstanding, but are not deemed outstanding for computing the percentage ownership of any other individual. Except as otherwise indicated in the footnotes to this table, or as required by applicable community property laws, all individuals listed have sole voting and investment power for all shares shown as beneficially owned by them. Unless otherwise indicated in the footnotes, the address for each principal shareholder is Homeowner’s Choice, Inc., 2340 Drew Street, Suite 200, Clearwater, Florida 33765.

	Beneficially Owned
Name and Address of Beneficial Owners	Number of Shares	Percent
Francis X. McCahill, III(1)	77,100	1.10%
Paresh Patel(2)	477,581	6.77%
Richard R. Allen(3)	10,400	* %
Sanjay Madhu(4)	107,950	1.56%
George Apostolou(5)	129,500	1.88%
Krishna Persaud(6)	420,000	6.09%
Gregory Politis(7)	345,000	4.91%
Anthony Sarvanos(8)	103,600	1.50%
Martin A. Traber(9)	265,000	3.77%
Garth A. Vernon(10)	60,000	* %
Other executive officers	2,250	* %

All Executive Officers and Directors as a Group (11 individuals)	1,998,381	26.58%

*	Less than 1.0%
(1)

Includes 1,000 shares held by Francis & Karen McCahill and includes 75,600 shares issuable pursuant to options that are currently exercisable or become exercisable within 60 days and 500 shares issuable pursuant to warrants that are currently exercisable or become exercisable within 60 days. The warrants are held Francis & Karen McCahill.

(2)

Includes 284,000 shares held by Paresh & Neha Patel and includes 165,000 shares issuable pursuant to options that are currently exercisable or become exercisable within 60 days and 17,581shares issuable pursuant to warrants that are currently exercisable or become exercisable within 60 days. Of the shares issuable pursuant to warrants 17,131 are issuable to Mr. Patel’s individual retirement account.

(3)	Includes 10,400 shares issuable pursuant to options that are currently exercisable or become exercisable within 60 days.
(4)

Includes 80,000 shares held by Universal Finance & Investments, LLC, voting and investment power over which is held by Mr. Madhu, 2,100 shares held in Mr. Madhu’s individual retirement account, 3,000 shares held in the individual retirement account of Stacy Madhu, and 200 shares held by Mr. Madhu’s son and includes 20,000 shares of common stock issuable pursuant to options that are currently exercisable or become exercisable within 60 days and 2,650 shares issuable pursuant to warrants that are currently exercisable or become exercisable within 60 days. Of the shares issuable pursuant to warrants, 1,050 shares are issuable to Mr. Madhu’s individual retirement account, 1,500 shares are issuable to the individual retirement account of Stacy Madhu and 100 shares are issuable to Mr. Madhu’s son.

(5)

Includes 105,000 shares held by George & Poppe Apostolou and includes 20,000 shares issuable pursuant to options that are currently exercisable or become exercisable within 60 days and 1,500 shares issuable pursuant to warrants that are currently exercisable or become exercisable within 60 days.

(6)

Includes 320,000 shares held by Windsor Related Holdings LLC, voting and investment power over which is held by Mr. Persaud, and 80,000 shares held by Pershing, LLC FBO Krishna Persaud Roth IRA and 20,000 shares issuable pursuant to options that are currently exercisable or become exercisable within 60 days.

(7)	Includes 200,000 shares held by Gregory & Rena Politis and includes 145,000 shares issuable pursuant to options that are currently exercisable or become exercisable within 60 days.
(8)

Includes 80,000 shares held by HC Investment LLC, voting and investment power over which is held by Mr. Saravanos, 800 shares held by Anthony & Maria Saravanos, 800 shares held by Mr. Saravanos as custodian for his niece, Eliana Tuite, and 800 shares held by Mr. Saravanos as custodian for his nephew, Nolan Tuite, and includes 20,000 shares issuable pursuant to options that are currently exercisable or become exercisable within 60 days and 1,200 shares issuable pursuant to warrants that are currently exercisable or become exercisable within 60 days. Of the shares issuable pursuant to warrants, 400 shares are issuable to Anthony & Maria Saravanos, 400 shares are issuable to Mr. Saravanos as custodian for his niece, Eliana Tuite, and 400 shares are issuable to Mr. Saravanos as custodian for his nephew, Nolan Tuite.

(9)	Includes 145,000 shares issuable pursuant to options that are currently exercisable or become exercisable within 60 days.
(10)	Includes 60,000 shares held by Garth & Monica Vernon. The shares have been pledged as security for a loan.

SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2010 ANNUAL MEETING

Shareholder proposals intended to be considered for inclusion in next year’s Proxy Statement and form of proxy for presentation at the 2010 Annual Meeting of Shareholders must comply with Securities and Exchange Commission Rule 14a-8. The deadline for submitting such proposals is December 31, 2009, unless the date of the 2010 Annual Meeting is more than 30 days before or after the one year anniversary date of the 2009 Annual Meeting, in which case proposals must be submitted a reasonable time before we print our proxy materials for the 2010 Annual Meeting.

Shareholders wishing to submit proposals for the 2010 Annual Meeting outside the process of Securities and Exchange Commission Rule 14a-8 must comply with the advance notice and other provisions of Article II, Section 10 of our bylaws. To be timely, notice of the proposal must be received by the company by March 15, 2010 (unless the date of the 2010 Annual Meeting is more than 30 days before or after the one year anniversary date of the 2009 Annual Meeting, in which case the notice the notice must be delivered at least 45 days before the company sends its proxy materials to shareholders for the 2010 Annual Meeting)

Address proposals to Homeowners Choice, Inc., Attention: Andrew L. Graham, Secretary of the Corporation, 2340 Drew Street, Suite 200, Clearwater, Florida 33765. The specific requirements for submitting shareholder proposals are set forth in Article II, Section 11 of our bylaws.

APPENDIX A

FORM OF PROXY

☐

HOMEOWNERS CHOICE, INC.

Proxy for Annual Meeting of Shareholders on May 21, 2009

Solicited on Behalf of the Board of Directors

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned, a shareholder of Homeowners Choice, Inc., hereby appoints Paresh Patel, Francis X. McCahill, III and Andrew L. Graham, and each of them, attorney and proxy of the undersigned, each with full powers of substitution, for and on behalf of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of Homeowners Choice, Inc. to be held at the Westin Tampa Bay Airport Hotel, Tampa, Florida at 3:00 P.M., local time, on May 21, 2009, and any adjournments or postponements thereof, and to vote at the Annual Meeting with the same effect as if the undersigned were personally present at the Annual Meeting, all as described in the company’s Proxy Statement dated April 24, 2009 relating to the Annual Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified on the reverse side.

The shares represented by this proxy card will be voted in the manner directed herein only if this proxy card is properly executed and timely returned. If the undersigned does not specify a choice, the shares will be voted FOR the nominees for director listed on the reverse side, and in the discretion of the proxies for other matters which may properly come before the Annual Meeting. If this proxy card is not dated when received, then the proxies may date it as of the date received.

The undersigned acknowledges receipt of (1) the Homeowners Choice, Inc. 2008 Annual Report to Shareholders and (2) the Homeowners Choice Inc. Notice of Annual Meeting and Proxy Statement dated April 24, 2009 relating to the Annual Meeting. The undersigned does hereby revoke any proxy previously given with respect to the shares represented by this Proxy.

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

HOMEOWNERS CHOICE, INC.

May 21, 2009

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be Held on May 21, 2009:

This Proxy Statement and the 2008 Annual Report to Shareholders are available at

https://materials.proxyvote.com/43741E.

Please sign, date and mail

your proxy card

in the envelope provided as soon as

possible.

i  Please detach along perforated line and mail in the envelope provided.  i

20200000000000000000 6	052109

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS:

2. OTHER MATTERS: Unless a line is stricken through this sentence, the proxies herein named may in their discretion vote the shares represented by this proxy card upon such other matters as may properly come before the Annual Meeting

☐	FOR ALL NOMINEES	NOMINEES: O Francis X. McCahill III O Martin A. Traber O Garth A. Vernon
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

HOMEOWNERS CHOICE, INC.

May 21, 2009

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.	COMPANY NUMBER
Vote online/phone until 11:59 PM EST the day before the meeting.	ACCOUNT NUMBER
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 21, 2009:

This Proxy Statement and the 2008 Annual Report to Shareholders are available at

https://materials.proxyvote.com/43741E.

i  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  i

20200000000000000000 6	052109

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS:

2. OTHER MATTERS: Unless a line is stricken through this sentence, the proxies herein named may in their discretion vote the shares represented by this proxy card upon such other matters as may properly come before the Annual Meeting

☐	FOR ALL NOMINEES	NOMINEES: O Francis X. McCahill III O Martin A. Traber O Garth A. Vernon
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.